UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2017

WOLVERINE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53767
(Commission File Number)

98-0569013
(IRS Employer Identification No.)

#55-11020 Williams Road, Richmond, British Columbia, Canada V7A 1X8
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (778) 297-4409

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.02	Termination of a Material Definitive Agreement

On April 14, 2015 Wolverine entered into a Share Exchange and Royalty Agreement with ENIGMAMobil Inc. (“Enigma”) and Dr. David Chalk pursuant to which Wolverine was seeking to acquire from Dr. Chalk 25% of the issued and outstanding securities of Enigma for the purchase price of USD $3,000,000, to be paid by the issuance of 300,000,000 common shares of Wolverine at a deemed price of USD$0.01 per share. Dr. Chalk is a Director of Wolverine and Enigma.

The Share Exchange and Royalty Agreement may be terminated if the transaction does not close by December 31, 2017, unless extended by mutual agreement of the parties. On December 31, 2017 the parties agreed to let the Share Exchange & Royalty Agreement expire to enable Wolverine to focus on its indirect interest in Decision-Zone Inc. which Wolverine acquired through a Share Purchase Agreement with Dr. David Chalk, which was announced April 19, 2016. Wolverine will no longer be pursuing an interest in Enigma.

Item 3.02	Unregistered Sales of Equity Securities

On February 14, 2018, we issued 33,200,000 shares of our common stock in a private placement at a purchase price of CDN $0.005 raising gross proceeds of CDN $166,000. We have issued all of the shares to twelve (12) non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On February 14, 2018, we issued 5,000,000 shares of our common stock in a private placement at a purchase price of USD $0.005 raising gross proceeds of USD $25,000. We have issued all of securities to two (2) U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On February 14, 2018, we issued 33,700,000 shares of our common stock pursuant to debt settlement agreements with fifteen (15) individuals. The deemed price of the shares issued was CDN $0.005 per share. We have issued all of the shares to fifteen (15) non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On February 14, 2018, we issued 2,000,000 shares of our common stock pursuant to a debt settlement agreement with one (1) individual. The deemed price of the shares issued was USD $0.005 per share. We have issued all of the shares to one (1) non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits
10.1	Form of subscription agreement – Non-US Subscribers
10.2	Form of subscription agreement-US Subscribers
10.3	Form of debt settlement agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLVERINE TECHNOLOGIES CORP.

/s/ Richard Haderer
Richard Haderer
CEO

Date: February 15, 2018